UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2025

Conduit Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41245	87-3272543
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4851 Tamiami Trail North, Suite 200, Naples, FL	34103
(Address of principal executive offices)	(Zip Code)

(646) 491-9132

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CDT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	CDTTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 3, 2025, Conduit Pharmaceuticals Inc. (“Conduit”) entered into a joint development agreement (the “Joint Development Agreement”) with Manoira Corporation (“Manoira”) for a term of one year, which will be automatically renewed for successive one-year terms unless advance termination notice is provided in accordance with the terms of the Joint Development Agreement. Manoira is an entity controlled by Dr. Andrew Regan, of which he is sole director. Dr. Regan is a director and the Chief Executive Officer of Conduit.

Pursuant to the Joint Development Agreement, Conduit granted Manoira a non-exclusive, non-transferable, non-sublicensable, fully paid-up, royalty-free license to the intellectual property rights related to the pharmaceutical compounds known individually and together as AZD1656 and AZD5658 (the “Conduit Assets”). Manoira will evaluate the Conduit Assets’ applicability in animal health, explore veterinary market opportunities, and provide data from the evaluations to inform Conduit’s human clinical programs. The license does not grant Manoira the right to distribute, market, promote or sell the products or services that are related to or incorporate the Conduit Assets.

Effective June 3, 2025, in exchange for the approximate $500,000 of consideration to be paid by Conduit under the Joint Development Agreement, Conduit issued to Manoira 154,799 shares of its common stock, par value $0.0001 (the “Common Stock”), (the “Consideration Shares”) valued at the closing price of the Common Stock immediately preceding execution of the Joint Development Agreement. The Consideration Shares are being offered in reliance upon an exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Consideration Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Manoira is acquiring the Consideration Shares for its own account with the present intention of holding the Consideration Shares for investment purposes and not with a view to or for sale in connection with any public distribution of such securities in violation of any federal or state securities laws and is an “accredited investor” as defined in Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act.

Conduit has agreed to use commercially reasonable efforts to prepare and file with the SEC a registration statement on Form S-3 (or any successor form or, if Form S-3 is not available, another appropriate form) covering the resale of the Consideration Shares within 60 days after the issuance of the Consideration Shares. Conduit will use commercially reasonable efforts to ensure that the registration statement becomes effective within 60 days after filing and shall maintain the effectiveness of the registration statement until the earlier of: (i) the date when Manoira has sold all Consideration Shares covered by the registration statement or (ii) the date when all Consideration Shares may be sold without restriction pursuant to Rule 144 under the Securities Act.

The foregoing description of the Joint Development Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K (the “Current Report”) and is hereby incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report is incorporated herein by reference. Conduit issued the Consideration Shares in reliance upon an exemption from the registration requirement of the Securities Act, pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. Conduit relied upon representations, warranties, certifications and agreements of Manoira in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act or Regulation D under the Securities Act.

Item 7.01. Regulation FD Disclosure.

On June 4, 2025, the Company issued a press release announcing the Joint Development Agreement. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing under the Securities Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained therein.

Forward-Looking Statements

This Current Report includes forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “will” and “expected”, or the negative of such terms, or other comparable terminology, and include statements about the Joint Development Agreement and the impacts, if any, on the Company. Forward-Looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this Current Report, and the Company expressly disclaims any obligation or undertaking to update or revise and forward-looking statement contained herein, or to reflect any change in our expectations with regard thereto or any other change in events, conditions, or circumstances on which any such statement is based, except to the extent otherwise required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Joint Development Agreement, dated June 3, 2025
99.1	Press Release, dated June 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONDUIT PHARMACEUTICALS INC.

June 9, 2025	By:	/s/ Andrew Regan
	Name:	Andrew Regan
	Title:	Chief Executive Officer